Supplement Dated November 14, 2018
To The Prospectus Dated April 30, 2018, as amended August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective October 1, 2018, all references to First Pacific Advisors, LLC are changed to First Pacific Advisors, LP.

Effective November 1, 2018, in the section entitled, "Summary Overview of Each Fund," under "Annual Fund Operating Expenses," for the JNL/T. Rowe Price Value Fund, please delete the first paragraph in the entirety and replace with the following:

JNAM will voluntarily waive 0.04% of management fees on the Fund's assets up to $150 million, 0.01% on the Fund's assets between $150 million and $1 billion, 0.02% on the Fund's assets between $1 billion and $5 billion, and 0.01% on the Fund's assets exceeding $5 billion.  There is no guarantee JNAM will continue to provide the waiver in the future.

Effective November 1, 2018, in the section, "Management of the Trust," under "Management Fee," please delete the table row for the JNL/T. Rowe Price Value Fund and replace with the following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Fee Paid to Adviser for the Fiscal Year Ended December 31, 2017
JNL/T. Rowe Price Value Fund	$0 to $150 million $150 million to $3 billion $3 billion to $5 billion Over $5 billion	0.59%[4,16] 0.49%[4,16] 0.48%[4,16] 0.47%[4,16]	0.57%
4 JNAM has contractually agreed to waive a portion of the Fund's management fee in an amount equal to 100% of the net advisory fees payable to an affiliate of the sub-adviser attributable to the Fund's investment in funds managed by that affiliate. The waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The waiver will continue for at least one year from the date of this Prospectus, so long as the sub-advisory agreement remains in effect, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. The impact of this waiver was less than 0.01% for the previous fiscal year.
16 Effective November 1, 2018, JNAM will voluntarily waive 0.04% of management fees on the Fund's assets up to $150 million, 0.01% on Fund's assets between $150 million and $1 billion, 0.02% on Fund's assets between $1 billion and $5 billion, and 0.01% on the Fund's assets exceeding $5 billion.  There is no guarantee JNAM will continue to provide the waiver in the future.

This supplement is dated November 14, 2018.

Supplement Dated November 14, 2018
To The Statement of Additional Information
Dated August 13, 2018

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Effective October 1, 2018, on page 188, in the section entitled, "Investment Adviser, Sub-Advisers and Other Service Providers," subsection "First Pacific Advisors, LLC," please delete the heading and first paragraph in the entirety and replace with the following:

First Pacific Advisors, LP

First Pacific Advisors, LP ("FPA") located in Los Angeles, California serves as co-sub-adviser to the JNL Multi-Manager Alternative Fund and a co-sub-adviser to the JNL/FPA + DoubleLine® Flexible Allocation Fund.

This Supplement is dated November 14, 2018.